UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2010

Annual Report

Western Asset High Income Opportunity Fund Inc.

(HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	19

Statement of operations	20

Statements of changes in net assets	21

Financial highlights	22

Notes to financial statements	23

Report of independent registered public accounting firm	30

Additional information	31

Annual chief executive officer and chief financial officer certifications	36

Dividend reinvestment plan	37

Important tax information	38

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Opportunity Fund Inc. for the twelve-month reporting period ended September 30, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 29, 2010

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended September 30, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its first estimate for third quarter GDP growth was 2.0%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a net loss of 175,000, 66,000, 57,000 and 95,000 jobs in June, July, August and September, respectively. The unemployment rate ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. In addition, the inventory of unsold homes was a 10.7 month supply in September at the current sales level, versus a 12.0 month supply in August. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that, after four straight increases, month-to-month U.S. home prices fell 0.2% in August.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiv, the manufacturing sector has grown fourteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5. While PMI dipped back to 54.4 in September, thirteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven industries expanded in August.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September.

IV	Western Asset High Income Opportunity Fund Inc.

Investment commentary (cont’d)

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first seven months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended September 30, 2010. When the period began, two- and ten-year Treasury yields were 0.95% and 3.31%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on September 30, 2010, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively — near their lows for the reporting period. For the twelve months ended September 30, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 8.16%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 18.24% for the twelve months ended September 30, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 15.88% over the twelve months ended September 30, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 29, 2010

Western Asset High Income Opportunity Fund Inc.	V

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii    Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii   The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv    The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

v     The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi    Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii   The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii  The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix    The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

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Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

We employ an actively managed approach that is risk-aware and incorporates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan and Keith J. Gardner.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended September 30, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed during June and July, and again in September. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)i continued to indicate that it would keep short-term rates low for an extended period.

The yields on two- and ten-year Treasuries began the fiscal year at 0.95% and 3.31%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. Yields moved sharply lower toward the end of the fiscal year in anticipation of possible quantitative easing by the Fed. During the period, two-year Treasury yields moved as high as 1.18% and as low as 0.37% — ending the period at 0.42%. In contrast, ten-year Treasuries rose as high as 4.01% and fell as low as 2.47% — ending the fiscal year at 2.53%.

All told, the Barclays Capital U.S. Aggregate Indexii returned 8.16% for the twelve months ended September 30, 2010. Comparatively,

2	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Fund overview (cont’d)

riskier fixed-income securities, including high-yield bonds, produced even stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii (the “Index”) returned 18.24%.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. To a large extent, the rally in the high-yield market that began in the spring of 2009 continued during the period. With valuations improving dramatically, we sought to reduce the level of risk in the portfolio and increase the overall quality of the Fund by reducing its significant overweight to CCC-rated securities. We also increased our exposure to relatively higher-rated BB securities. As CCC valuations recovered and the gap between CCCs and higher-rated issues compressed, we recognized that new opportunities were emerging within the BB-rated sector.

Increasing our weighting in the Financials sector was another meaningful change made to the portfolio over the period. As was the case during the Fund’s previous fiscal year, we continued to add to our Financials sector exposure during the last twelve months. This was done as the fundamentals of many banks that had been downgraded to below investment grade status at the end of 2008 continued to improve over this reporting period. By the end of the period, the Fund had a neutral position in the sector versus the Index.

Elsewhere, we reduced the Fund’s overweight to the Utilities sector to a neutral position versus the Index. The reduction was due to heightened credit concerns within the sector, combined with finding more attractive relative value opportunities elsewhere.

Finally, the Fund utilized currency contracts during the reporting period to hedge currency risk within the portfolio. Overall, this strategy did not materially impact performance.

Performance review

For the twelve months ended September 30, 2010, Western Asset High Income Opportunity Fund Inc. returned 18.62% based on its net asset value (“NAV”)iv and 19.42% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 18.24% for the same period. The Lipper High Current Yield Closed-End Funds Category Averagev returned 21.92% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.61 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2010.

Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2010

Price Per Share	12-Month Total Return*
$6.10 (NAV)	18.62%
$6.27 (Market Price)	19.42%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Individual issue selection was the largest contributor to the Fund’s relative performance versus the Index during the reporting period. Over the period, five of the Fund’s ten largest overweight positions outperformed the Index. The Fund was also rewarded for underweighting a number of securities that generated relatively poor results, with seven of the Fund’s ten largest underweight positions lagging the Index during the fiscal year. In addition, approximately 1% of the issuers owned by the Fund defaulted during the twelve months ended September 30, 2010. In contrast, the issuer weighted default rate in the overall high-yield market, as tracked by Moody’s Investors Service, was 4% over the same period.

In terms of individual high-yield holdings, overweight exposures to issuers Associated Materials Inc., Ford Motor Credit Co., LLC and DAE Aviation Holdings Inc. were among the Fund’s largest contributors to performance. Associated Materials Inc. is a manufacturer of exterior building products, including siding, windows, fencing, decking and railing. Its bonds had performed poorly during the economic

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	3

downturn given investor concerns regarding its business prospects and weak balance sheet. However, the company navigated the weak economy and shored up its balance sheet. Its bond prices subsequently rallied beginning in late 2009 and we sold our positions in February and March 2010 to realize material profits. Ford Motor Credit Co., LLC benefited from its high underwriting standards and a sole focus on automotive financing. Additionally, these bonds responded well to the stronger-than-anticipated corporate earnings, volume and revamped product offerings from their parent, Ford Motor Company. DAE Aviation Holdings Inc., an aircraft maintenance, repair and overhaul company, experienced increased demand for its products and services as global economic conditions improved and airlines looked to maintain their existing fleets rather than purchase new airplanes.

The Fund’s quality biases also significantly contributed to performance. The portfolio’s overweight to CCC and below-rated securities benefited from overall strong demand as investors looked to receive the historically high incremental yield given the low interest rate environment. While we pared the Fund’s CCC exposure as the reporting period progressed, we captured the majority of the sector’s strong results, since most of its gains occurred during the first half of the fiscal year. Also enhancing the Fund’s results was the reduction in our underweight to BB-rated securities. BB-rated securities outperformed in the latter part of the period due to strong demand from high-yield managers, as well as from investment grade credit managers looking for additional yield.

Finally, sector selection contributed positively to performance during the period. Specifically, our overweight position in Transportation1 enhanced results, as Transportation was the second best performing sector within the Index over the fiscal year. The sector was supported by the ongoing economic expansion in the U.S. and declining energy prices.

Q. What were the leading detractors from performance?

A. A number of individual holdings negatively impacted results and were the largest detractors from relative performance versus the Index. These included our overweight exposure to issuers Station Casinos Inc., Blockbuster Inc. and NES Rentals Holdings Inc. The gaming market suffered deep declines due to the severe economic recession. In addition to this, home prices in the Las Vegas area, as well as construction activity, remained challenged and contributed to the pullback in economic activity. Collectively, this took its toll on the local population of Las Vegas, a market of focus for Station Casinos Inc. Given the deteriorating fundamental results, the firm filed for bankruptcy in July 2009. The company continued to negotiate with lenders and creditors, and unable to reach any agreement, Station Casinos Inc. bonds moved lower. Poor fundamental results and concerns over Blockbuster Inc.’s in-store rental model pressured their first lien-secured bonds during the period. In September 2010, the company filed for bankruptcy. As a result, our holdings detracted from performance as their prices declined in a rising market. We liquidated our position during the period. NES Rentals Holdings Inc. is a CCC-rated construction equipment rental company. While revenues in its industry had declined over the past several years, we initiated a position in NES Rentals Holdings Inc. to capitalize on a potential recovery in equipment rental demand. In addition, we were encouraged by the company’s ability to generate free cash flow during the difficult economic environment. However, the company’s bond price weakened due to concerns about the speed of the industry recovery and the issuer’s ability to refinance a 2013 maturity. Given NES Rentals Holdings Inc.’s adequate liquidity and cash flow generation, we plan on maintaining our position in anticipation of improved results in the coming year and in 2012.

Also detracting from performance was the Fund’s underweight to the Financials sector, as it was the best performing area within the Index during the twelve months ended September 30, 2010. While we increased the Fund’s exposure, we had an underweight position in Financials during the beginning portion of the reporting period. Our overweight to the relatively poor performing Energy sector also tempered our results. The Energy sector lagged the Index given continued weak natural gas and oil prices, as well as fears that a double-dip recession would reduce global demand for energy going forward.

1              Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

4	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Fund overview (cont’d)

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 19, 2010

RISKS: The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

Portfolio holdings and breakdowns are as of September 30, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 6 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2010 were: Consumer Discretionary (20.8%), Financials (17.0%), Energy (15.3%), Industrials (10.9%) and Telecommunication Services (9.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii             The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii          The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

v              Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of September 30, 2010 and September 30, 2009 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Schedule of investments

September 30, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 91.0%
Consumer Discretionary — 19.2%
Auto Components — 0.4%
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	810,000		$844,425	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	433,514	(a)
Tenneco Inc., Senior Notes	7.750%	8/15/18	610,000		628,300	(a)
Total Auto Components					1,906,239
Automobiles — 1.3%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,000,000		1,059,388
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,785,000		1,895,693
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	3,500,000		1,198,750	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	2,665,000		872,787	(b)
Motors Liquidation Co., Senior Notes	7.125%	7/15/13	2,125,000		695,938	(b)
Total Automobiles					5,722,556
Diversified Consumer Services — 1.4%
Realogy Corp., Senior Notes	10.500%	4/15/14	3,230,000		2,761,650
Sotheby’s, Senior Notes	7.750%	6/15/15	1,010,000		1,057,975
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	2,340,000		2,497,950	(a)
Total Diversified Consumer Services					6,317,575
Hotels, Restaurants & Leisure — 6.9%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	665,000		559,431
CCM Merger Inc., Notes	8.000%	8/1/13	2,255,000		2,074,600	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,695,000		1,629,319	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	2,805,000		2,033,625
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	945,000		963,900
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	445,000		2,292	(a)(b)
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	3,732,000		2,444,460
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,954,000		2,392,740
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,342,000
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	3,912,000		1,623,480	(b)(c)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	990,000		925,650	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	960,000		1,017,600
MGM MIRAGE Inc., Senior Notes	6.750%	9/1/12	2,100,000		1,995,000
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	1,810,000		1,690,087
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	150,000		167,625
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	360,000		411,750
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,300,000		1,170,000	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	2,420,000		1,851,300
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	225,000		125,156
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	2,240,000		2,520,000
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	985,000		1,050,256
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	330,000		320,925
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	230,000		227,700

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	7

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Sbarro Inc., Senior Notes	10.375%	2/1/15	1,065,000	$644,325
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	890,000	738,700	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	165,000	146,025	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	1,515,000	258	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	2,265,000	227	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	85,000	332	(b)(c)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes	7.750%	8/15/20	1,500,000	1,590,000	(a)
Total Hotels, Restaurants & Leisure				31,658,763
Internet & Catalog Retail — 0.8%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,340,000	1,500,800
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,990,000	2,069,600	(a)
Total Internet & Catalog Retail				3,570,400
Media — 4.9%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	380,000	403,750
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	561,225	669,261
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,860,000	1,939,050	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,840,000	1,959,600	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	900,000	898,875	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	2,010,000	2,004,975	(a)
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	190,000	208,525
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,770,000	1,913,813
Gannett Co. Inc., Senior Notes	6.375%	9/1/15	440,000	437,250	(a)
Gannett Co. Inc., Senior Notes	7.125%	9/1/18	440,000	435,600	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	3,730,000	3,702,659	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	3,010,000	3,028,812
ProQuest LLC/ProQuest Notes Co., Senior Notes	9.000%	10/15/18	830,000	846,600	(a)
Sinclair Broadcast Group Inc., Senior Subordinated Notes	8.000%	3/15/12	1,250,000	1,255,000
Sun Media Corp., Senior Notes	7.625%	2/15/13	680,000	686,800
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	565,000	620,794	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000	722,250	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	537,000	577,275
Total Media				22,310,889
Multiline Retail — 0.9%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	1,784,765	1,862,848	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,460,000	2,330,850
Total Multiline Retail				4,193,698
Specialty Retail — 1.7%
American Greetings Corp., Senior Notes	7.375%	6/1/16	2,885,000	2,949,912
American Greetings Corp., Senior Notes	7.375%	6/1/16	365,000	358,613
American Greetings Corp., Senior Notes	7.375%	6/1/16	290,000	281,300
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,230,000	1,342,237
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	3,010,000	2,912,175
Total Specialty Retail				7,844,237

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.9%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	2,570,000	$2,904,100
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	1,110,000	1,175,213
Total Textiles, Apparel & Luxury Goods				4,079,313
Total Consumer Discretionary				87,603,670
Consumer Staples — 1.7%
Beverages — 0.1%
Cott Beverages USA Inc., Senior Notes	8.125%	9/1/18	340,000	361,675	(a)
Food Products — 0.8%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	1,512,000	1,625,400
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	700,000	758,625
Michael Foods Inc., Senior Notes	9.750%	7/15/18	620,000	666,500	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	605,000	698,775	(a)
Total Food Products				3,749,300
Household Products — 0.4%
Spectrum Brands Holdings Inc., Senior Secured Notes	9.500%	6/15/18	1,100,000	1,181,125	(a)
Visant Corp., Senior Notes	10.000%	10/1/17	870,000	911,325	(a)
Total Household Products				2,092,450
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,620,000	1,761,750
Total Consumer Staples				7,965,175
Energy — 14.7%
Energy Equipment & Services — 2.4%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	1,865,000	2,060,825
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,150,000	1,190,250
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	1,630,000	1,644,263
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,695,000	1,415,325	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	2,005,000	2,125,300
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,480,000	1,509,600	(a)
PHI Inc., Senior Notes	8.625%	10/15/18	330,000	325,875	(a)
Transocean Inc., Senior Notes	6.625%	4/15/11	500,000	513,286
Total Energy Equipment & Services				10,784,724
Oil, Gas & Consumable Fuels — 12.3%
Adaro Indonesia PT, Notes	7.625%	10/22/19	400,000	438,000	(a)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	4,172,000	4,109,420
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,155,000	1,308,037
Brigham Exploration Co., Senior Notes	8.750%	10/1/18	1,520,000	1,573,200	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	425,000	460,063
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,530,000	1,606,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	360,000	368,100
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	560,000	607,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	410,000	421,275
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,410,000	1,547,475	(a)
Continental Resources Inc., Senior Notes	7.125%	4/1/21	210,000	219,450	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	2,606,892	2,417,892	(a)(e)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	9

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	880,000	$926,200
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,263,000	1,384,564
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,370,000	1,448,775
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,270,000	1,327,083
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	850,000	846,939
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,570,000	2,566,787
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	70,000	41,738	(a)(b)
Harvest Operations Corp., Senior Notes	6.875%	10/1/17	920,000	945,300	(a)
Inergy LP/Inergy Finance Corp., Senior Notes	7.000%	10/1/18	970,000	999,100	(a)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	1,810,000	1,936,700
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	1,360,000	1,448,400	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	750,000	760,313	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	480,000	520,800
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	2,070,000	2,157,975	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	1,180,000	1,200,650	(a)
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	530,000	540,600	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	345,000	261,338
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	920,000	703,800
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,485,000	1,549,969
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	470,000	520,525
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	630,000	579,600	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	780,000	682,500	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,305,000	1,494,225
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000	1,311,512
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,645,000	1,936,987
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	340,000	374,425
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000	109,750
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	60,000	59,700	(a)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	2,170,000	2,180,850	(e)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	950,000	938,125
Teekay Corp., Senior Notes	8.500%	1/15/20	2,280,000	2,493,750
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	3,977,059
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,525,000	1,727,062	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	85,000	90,100
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	1,180,000	1,212,450
Total Oil, Gas & Consumable Fuels				56,332,663
Total Energy				67,117,387
Financials — 14.5%
Capital Markets — 1.0%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,100,000	1,146,980
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	1,420,000	321,275	(b)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	2,960,000	3,122,800	(a)
Total Capital Markets				4,591,055

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — 2.6%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	830,000		$782,295
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	520,000		542,100	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	600,000		618,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	318,420		317,624
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	1,130,700		1,119,393
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	5,912,981		5,816,895
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	830,000		892,250	(a)(f)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	770,000		796,026
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	960,000		991,200
Total Commercial Banks					11,876,533
Consumer Finance — 4.6%
Ally Financial Inc., Debentures	0.000%	6/15/15	4,300,000		3,106,750
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,800,000		1,596,843
Ally Financial Inc., Senior Notes	8.300%	2/12/15	70,000		76,475	(a)
Ally Financial Inc., Senior Notes	7.500%	9/15/20	3,500,000		3,745,000	(a)
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	74,000		76,775
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	960,000		1,186,800	(a)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	4,615,000		5,817,803
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	730,000	EUR	1,022,540
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	965,000		976,075
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	3,300,000		3,280,042
Total Consumer Finance					20,885,103
Diversified Financial Services — 5.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000		3,949,400
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,550,000		1,538,375	(a)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	750,000		806,250	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,120,000		1,219,400
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	1,350,000		1,431,000
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,440,000		1,648,800	(a)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	850,000		911,625	(a)(g)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	2,450,000		2,474,500
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000		1,647,037
International Lease Finance Corp., Notes	5.875%	5/1/13	520,000		522,600
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,230,000		1,322,250	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	3,810,000		4,133,850
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	380,000		411,350	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	1,715,000		1,877,925	(a)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,250,000		1,290,625
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	520,000		531,700	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	260,000		271,700	(a)
Total Diversified Financial Services					25,988,387

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	11

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000	$1,714,050
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000	622,450	(a)
Total Insurance				2,336,500
Real Estate Investment Trusts (REITs) — 0.1%
Host Hotels & Resorts, LP, Senior Notes	6.375%	3/15/15	425,000	437,219
Total Financials				66,114,797
Health Care — 6.3%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	1,040,000	1,153,100
Biomet Inc., Senior Notes	11.625%	10/15/17	370,000	413,937
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	580,000	646,700	(e)
Total Health Care Equipment & Supplies				2,213,737
Health Care Providers & Services — 5.6%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,130,000	1,169,550	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,515,000	3,339,250
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,116,400
HCA Inc., Senior Notes	6.300%	10/1/12	80,000	81,600
HCA Inc., Senior Notes	6.250%	2/15/13	40,000	40,900
HCA Inc., Senior Secured Notes	7.875%	2/15/20	2,820,000	3,098,475
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	500,000	498,125	(a)
Omnicare Inc., Senior Subordinated Notes	7.750%	6/1/20	310,000	318,525
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	679,000	741,808	(g)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	3,070,000	3,522,825	(g)
Universal Hospital Services Inc., Senior Secured Notes	4.134%	6/1/15	530,000	458,450	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,990,000	2,012,387	(e)
US Oncology Holdings Inc., Senior Notes	6.737%	3/15/12	4,247,644	4,045,881	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	2,105,000	2,241,825
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,185,000	1,208,700
Total Health Care Providers & Services				25,894,701
Health Care Technology — 0.2%
Multiplan Inc., Senior Notes	9.875%	9/1/18	820,000	858,950	(a)
Total Health Care				28,967,388
Industrials — 9.9%
Aerospace & Defense — 1.5%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	1,965,000	2,087,812	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,030,000	1,096,950
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,580,000	1,706,400
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,105,000	2,094,475	(a)
Total Aerospace & Defense				6,985,637
Airlines — 2.8%
Air Canada, Senior Secured Notes	9.250%	8/1/15	760,000	771,400	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	180,000	191,475	(g)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	204,881	206,418

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	2,380,846	$2,383,822
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	1,620,000	1,650,375	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	4,855,000	4,916,173	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	170,000	174,250
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	244,265	245,486
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	598,650	640,556
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	588,000	640,920	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	910,000	991,900	(a)
Total Airlines				12,812,775
Building Products — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	660,400	333,502	(a)(c)
Commercial Services & Supplies — 1.8%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,675,000	1,880,187
ACCO Brands Corp., Senior Subordinated Notes	7.625%	8/15/15	620,000	598,300
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	210,000	209,213	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,605,000	2,543,131	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	720,000	770,400	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,620,000	1,709,100	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	635,000	709,613	(a)
Total Commercial Services & Supplies				8,419,944
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,360,000	1,074,400	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,220,000	1,317,600
Marine — 0.4%
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	2,190,000	1,965,525	(a)
Road & Rail — 1.8%
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	650,000	676,000
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,491,000	1,792,928
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	2,805,000	3,029,400	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	231,000	280,954
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	285,000	308,156
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,962,000	2,160,652
Total Road & Rail				8,248,090
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Notes	9.000%	8/15/16	770,000	800,800	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	465,000	481,275	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,370,000	1,376,850
Total Trading Companies & Distributors				2,658,925

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	13

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — 0.4%
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,640,000		$1,617,450	(a)
Total Industrials					45,433,848
Information Technology — 3.8%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	3,140,000		2,300,050
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,990,000		3,199,300	(a)
IT Services — 1.6%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,469,700		1,399,889	(e)
Fidelity National Information Services Inc., Senior Notes	7.625%	7/15/17	450,000		482,625	(a)
Fidelity National Information Services Inc., Senior Notes	7.875%	7/15/20	660,000		714,450	(a)
First Data Corp., Senior Notes	5.625%	11/1/11	250,000		245,625
First Data Corp., Senior Notes	10.550%	9/24/15	4,319,573		3,515,052	(e)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	760,000		760,950
Total IT Services					7,118,591
Semiconductors & Semiconductor Equipment — 0.8%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	520,000		523,900	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	860,000		898,700	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,785,000		1,633,275
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	381,333		383,240	(e)
Total Semiconductors & Semiconductor Equipment					3,439,115
Software — 0.2%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	1,025,000		1,069,844	(a)
Total Information Technology					17,126,900
Materials — 7.4%
Chemicals — 2.7%
Ashland Inc., Senior Notes	9.125%	6/1/17	3,200,000		3,680,000
CF Industries Inc., Senior Notes	6.875%	5/1/18	200,000		215,750
CF Industries Inc., Senior Notes	7.125%	5/1/20	840,000		920,850
FMC Finance III SA, Senior Notes	6.875%	7/15/17	700,000		752,500
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,175,000		1,236,687	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,160,000		1,216,550	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	955,000	EUR	1,375,136	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	965,000		1,059,088
Solutia Inc., Senior Notes	7.875%	3/15/20	1,210,000		1,299,237
TPC Group LLC, Senior Secured Notes	8.250%	10/1/17	770,000		791,175	(a)(c)
Total Chemicals					12,546,973
Containers & Packaging — 2.1%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	2,180,000		2,202,049	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	763,420	(a)
Ball Corp., Senior Notes	6.625%	3/15/18	310,000		327,050
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	1,850,000		1,748,250
Berry Plastics Holding Corp., Second Priority Senior Secured Notes	8.875%	9/15/14	530,000		518,075
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	725,000		0	(b)(c)(g)

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,455,000	$1,513,200
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,090,000	2,142,250	(a)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	170,000	174,250	(a)(c)
Total Containers & Packaging				9,388,544
Metals & Mining — 0.3%
Ryerson Holding Corp., Senior Discount Notes	0.000%	2/1/15	2,850,000	1,318,125	(a)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	30,000	31,050
Total Metals & Mining				1,349,175
Paper & Forest Products — 2.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,595,000	2,678,275	(a)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	425,000	474,406	(a)
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	530,000	533,313
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,430,000	2,211,300
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	560,000	647,809	(a)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	1,200,000	1,080,000
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	2,580,000	2,838,000
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	260,000	234,975
Total Paper & Forest Products				10,698,078
Total Materials				33,982,770
Telecommunication Services — 8.4%
Diversified Telecommunication Services — 4.8%
Angel Lux Common SA, Senior Secured Bonds	8.875%	5/1/16	510,000	544,425	(a)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	60,000	66,600	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	325,000	248,625
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	980,000	98	(b)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,120,000	2,226,000	(a)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	1,240,000	1,289,600
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	130,000	139,263
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	40,000	43,700
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	5,495,000	5,989,550
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	990,000	895,950
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	1,175,000	1,277,812
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,505,075
Valor Telecommunications Enterprises LLC/Finance Corp., Senior Notes	7.750%	2/15/15	1,330,000	1,377,288
West Corp., Senior Notes	8.625%	10/1/18	1,290,000	1,290,000	(a)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	1,110,000	1,180,763	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	890,000	1,001,806	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,610,756	1,733,576	(a)(e)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,310,000	1,391,875
Total Diversified Telecommunication Services				22,202,006
Wireless Telecommunication Services — 3.6%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	1,410,000	1,503,413
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,080,000	1,117,800

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	15

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Capital Corp., Global Notes	6.900%	5/1/19	870,000	$878,700
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	605,000	650,375
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	690,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	8,585,000	9,057,175
True Move Co., Ltd., Notes	10.750%	12/16/13	2,260,000	2,412,550	(a)
Total Wireless Telecommunication Services				16,310,013
Total Telecommunication Services				38,512,019
Utilities — 5.1%
Electric Utilities — 1.3%
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,390,000	2,491,575
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	5,165,000	3,408,900
Total Electric Utilities				5,900,475
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	70,712
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,291,675
Total Gas Utilities				1,362,387
Independent Power Producers & Energy Traders — 3.5%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,660,000	1,713,950	(a)
Dynegy Holdings Inc., Senior Debentures	7.625%	10/15/26	2,090,000	1,269,675
Dynegy Inc., Bonds	7.670%	11/8/16	320,000	296,800
Edison Mission Energy, Senior Notes	7.750%	6/15/16	600,000	472,500
Edison Mission Energy, Senior Notes	7.625%	5/15/27	1,195,000	809,613
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	4,437,000	2,684,385
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	296,324	142,976	(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,846,000	1,841,228
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,390,000	3,508,650	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,835,000	2,700,337
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	652,777	721,319
Total Independent Power Producers & Energy Traders				16,161,433
Total Utilities				23,424,295
Total Corporate Bonds & Notes (Cost — $409,142,632)				416,248,249
Collateralized Mortgage Obligations — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $810,781)	2.405%	4/20/35	1,271,995	1,033,016	(d)
Collateralized Senior Loans — 2.9%
Consumer Discretionary — 0.4%
Auto Components — 0.1%
Allison Transmission Inc., Term Loan B	3.010-3.050%	8/7/14	363,227	341,774	(h)
Media — 0.3%
Newsday LLC, Term Loan	10.500%	8/1/13	1,500,000	1,602,187	(h)
Total Consumer Discretionary				1,943,961

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 0.5%
Energy Equipment & Services — 0.5%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	2,672,623	$2,338,545	(c)(e)(h)
Financials — 0.6%
Real Estate Management & Development — 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	2,500,000	2,666,668	(h)
Industrials — 0.3%
Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.633%	3/26/14	27,721	22,479	(h)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.256 - 2.289%	3/26/14	463,676	375,996	(h)
Total Aerospace & Defense				398,475
Airlines — 0.2%
United Airlines Inc., Term Loan B	2.313%	2/3/14	733,979	692,999	(h)
Total Industrials				1,091,474
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.3%
Level 3 Communications Inc., Term Loan	11.500%	3/13/14	1,250,000	1,354,298	(h)
Wireless Telecommunication Services — 0.6%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	2,770,000	2,770,000	(e)(g)(h)
Total Telecommunication Services				4,124,298
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings, Term Loan B3	3.758 - 3.789%	10/10/14	1,101,483	854,720	(h)
Total Collateralized Senior Loans (Cost — $12,750,392)				13,019,666
Convertible Bonds & Notes — 0.7%
Industrials — 0.7%
Marine — 0.7%
Horizon Lines Inc., Senior Notes (Cost — $3,062,186)	4.250%	8/15/12	3,455,000	3,161,325
Sovereign Bonds — 0.3%
Russia — 0.3%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $1,047,061)	7.500%	3/31/30	958,545	1,147,091	(a)

			Shares
Common Stocks — 1.3%
Consumer Discretionary — 1.0%
Media — 1.0%
Charter Communications Inc.			95,153	3,092,472	*(g)
Charter Communications Inc., Class A Shares			41,739	1,356,517	*
Dex One Corp.			6,142	75,424	*
SuperMedia Inc.			1,230	13,006	*
Total Consumer Discretionary				4,537,419
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			9,017	209,656	*

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	17

Western Asset High Income Opportunity Fund Inc.

Security		Shares	Value
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership		203	$91,360	(c)(g)
Nortek Inc.		2,857	112,567	*
Total Industrials			203,927
Materials — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.		64,421	1,052,639	*
Total Common Stocks (Cost — $9,453,218)			6,003,641

	Rate
Convertible Preferred Stocks — 1.0%
Financials — 1.0%
Diversified Financial Services — 1.0%
Bank of America Corp.	7.250%	3,030	2,976,975
Citigroup Inc.	7.500%	13,816	1,637,334
Total Convertible Preferred Stocks (Cost — $4,389,606)			4,614,309
Preferred Stocks — 1.1%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Corts-Ford Motor Co.	7.400%	11,720	291,945
Motors Liquidation Co.	7.250%	900	6,896	*
Motors Liquidation Co.	7.250%	10,100	77,391	*
Motors Liquidation Co.	7.375%	2,600	19,923	*
Motors Liquidation Co.	7.500%	31,700	242,901	*
Saturns, Series F 2003-5	8.125%	2,245	57,023
Total Consumer Discretionary			696,079
Financials — 0.9%
Commercial Banks — 0.3%
Banesto Holdings Ltd.	10.500%	53,000	1,384,625	(a)
Diversified Financial Services — 0.6%
Citigroup Capital XII	8.500%	108,200	2,857,562	(d)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	37,200	16,182	*(d)
Total Financials			4,258,369
Total Preferred Stocks (Cost — $5,917,188)			4,954,448

	Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings	4/28/14	1,981	20	*(c)(g)
Charter Communications Inc.	11/30/14	2,238	14,379	*
Nortek Inc.	12/7/14	5,518	66,910	*
SemGroup Corp.	11/30/14	9,492	54,579	*
Turbo Beta Ltd.	11/1/14	1	0	*(c)(g)
Total Warrants (Cost — $74,835)			135,888
Total Investments before Short-Term Investments (Cost — $446,647,899)			450,317,633

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.3%
Repurchase Agreements — 0.3%
Morgan Stanley tri-party repurchase agreement dated 9/30/10; Proceeds at maturity — $1,459,008; (Fully collateralized by U.S. government agency obligations, 0.182% due 12/14/11; Market value — $1,488,897) (Cost — $1,459,000)	0.200%	10/1/10	1,459,000	$ 1,459,000
Total Investments — 98.8% (Cost — $448,106,899#)				451,776,633
Other Assets in Excess of Liabilities — 1.2%				5,629,986
Total Net Assets — 100.0%				$457,406,619

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of September 30, 2010.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is $448,856,933.

Abbreviation used in this schedule:
EUR — Euro

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	19

Statement of assets and liabilities

September 30, 2010

Assets:
Investments, at value (Cost — $448,106,899)	$ 451,776,633
Foreign currency, at value (Cost — $137,131)	145,311
Cash	742,092
Interest and dividends receivable	9,709,959
Receivable for securities sold	8,014,276
Principal paydown receivable	26,775
Prepaid expenses	39,377
Total Assets	470,454,423
Liabilities:
Payable for securities purchased	12,532,614
Investment management fee payable	297,159
Unrealized depreciation on forward foreign currency contracts	73,870
Directors’ fees payable	16,964
Accrued expenses	127,197
Total Liabilities	13,047,804
Total Net Assets	$ 457,406,619

Net Assets:
Par value ($0.001 par value; 74,929,412 shares issued and outstanding; 500,000,000 shares authorized)	$ 74,929
Paid-in capital in excess of par value	607,227,663
Undistributed net investment income	1,825,647
Accumulated net realized loss on investments and foreign currency transactions	(155,328,317)
Net unrealized appreciation on investments and foreign currencies	3,606,697
Total Net Assets	$ 457,406,619

Shares Outstanding	74,929,412

Net Asset Value	$6.10

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Statement of operations

For the Year Ended September 30, 2010

Investment Income:
Interest	$ 45,484,922
Dividends	674,016
Total Investment Income	46,158,938

Expenses:
Investment management fee (Note 2)	3,543,242
Excise tax (Note 1)	162,647
Transfer agent fees	106,605
Directors’ fees	105,457
Legal fees	84,143
Shareholder reports	66,572
Stock exchange listing fees	59,269
Audit and tax	43,200
Insurance	9,454
Custody fees	6,896
Miscellaneous expenses	8,319
Total Expenses	4,195,804
Net Investment Income	41,963,134

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(14,511,559)
Foreign currency transactions	94,594
Net Realized Loss	(14,416,965)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	48,651,950
Foreign currencies	(63,043)
Change in Net Unrealized Appreciation (Depreciation)	48,588,907
Net Gain on Investments and Foreign Currency Transactions	34,171,942
Increase in Net Assets From Operations	$ 76,135,076

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	21

Statements of changes in net assets

For the Years Ended September 30,	2010	2009
Operations:
Net investment income	$ 41,963,134	$ 44,762,705
Net realized loss	(14,416,965)	(56,292,509)
Change in net unrealized appreciation (depreciation)	48,588,907	64,668,581
Increase in Net Assets From Operations	76,135,076	53,138,777

Distributions to Shareholders From (Note 1):
Net investment income	(45,677,069)	(45,192,276)
Decrease in Net Assets From Distributions to Shareholders	(45,677,069)	(45,192,276)

Fund Share Transactions:
Proceeds from shares issued on reinvestment of distributions (520,341 and 481,892 shares issued, respectively)	3,092,737	2,336,007
Increase in Net Assets From Fund Share Transactions	3,092,737	2,336,007
Increase in Net Assets	33,550,744	10,282,508

Net Assets:
Beginning of year	423,855,875	413,573,367
End of year*	$ 457,406,619	$ 423,855,875
* Includes undistributed net investment income of:	$1,825,647	$4,617,729

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2010[1]	2009[1]	2008[1]	2007[1]	2006[1]

Net asset value, beginning of year	$5.70	$5.59	$7.03	$7.12	$7.15

Income (loss) from operations:
Net investment income	0.56	0.60	0.59	0.55	0.54
Net realized and unrealized gain (loss)	0.45	0.12	(1.46)	(0.08)	(0.07)
Total income (loss) from operations	1.01	0.72	(0.87)	0.47	0.47

Less distributions from:
Net investment income	(0.61)	(0.61)	(0.57)	(0.56)	(0.50)
Total distributions	(0.61)	(0.61)	(0.57)	(0.56)	(0.50)

Net asset value, end of year	$6.10	$5.70	$5.59	$7.03	$7.12

Market price, end of year	$6.27	$5.82	$4.34	$6.47	$6.37
Total return, based on NAV[2,3]	18.62%	16.86%	(12.32)%	7.29%	7.98%
Total return, based on Market Price[3]	19.42%	53.69%	(26.04)%	10.37%	9.82%

Net assets, end of year (millions)	$457	$424	$414	$520	$526

Ratios to average net assets:
Gross expenses	0.95%	1.00%	0.91%	0.85%[4]	0.90%
Net expenses[5]	0.95	1.00	0.91	0.85 [4,6]	0.90 [6]
Net investment income	9.47	12.84	9.03	7.55	7.62

Portfolio turnover rate	96%	71%	54%	56%	65%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

5  The impact of compensating balance arrangements, if any, was less than 0.01%.

6  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

24	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilties carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$415,336,624	$ 911,625	$416,248,249
Collateralized mortgage obligations	—	1,033,016	—	1,033,016
Collateralized senior loans	—	10,249,666	2,770,000	13,019,666
Convertible bonds & notes	—	3,161,325	—	3,161,325
Sovereign bonds	—	1,147,091	—	1,147,091
Common stocks:
Consumer discretionary	$ 1,444,947	3,092,472	—	4,537,419
Industrials	112,567	—	91,360	203,927
Other common stocks	1,262,295	—	—	1,262,295
Convertible preferred stocks	4,614,309	—	—	4,614,309
Preferred stocks:
Consumer discretionary	348,968	347,111	—	696,079
Financials	2,873,744	1,384,625	—	4,258,369
Warrants	14,379	121,489	20	135,888
Total long-term investments	$10,671,209	$435,873,419	$3,773,005	$450,317,633
Short-term investments†	—	1,459,000	—	1,459,000
Total investments	$10,671,209	$437,332,419	$3,773,005	$451,776,633
Other financial instruments:
Forward foreign currency contracts	—	(73,870)	—	(73,870)
Total	$10,671,209	$437,258,549	$3,773,005	$451,702,763

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

					Common Stocks
Investments In Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Asset- Backed Securities		Consumer Staples		Industrials		Materials		Telecommunication Services	Preferred Stocks		Warrants		Total
Balance as of September 30, 2009	$247,650	—	$0	*	$0	*	—		$0	*	$201	$0	*	$0	*	$247,851
Accrued premiums/ discounts	78,036	$412	—		—		—		—		—	—				78,448
Realized gain (loss)[1]	(1,554,221)	—	(11,102,032)		(235,515)		—		(2)		(8,350)	(74,675)		(122,751)		(13,097,546)
Change in unrealized appreciation (depreciation)[2]	1,623,662	18,008	11,102,032		235,515		$91,360		2		8,149	74,675		122,771		13,276,174
Net purchases (sales)	850,000	2,751,580	—		—		0	*	—		—	—		—		3,601,580
Transfers into Level 3	—	—	—		—		—		—		—	—		—		—
Transfers out of Level 3	(333,502)	—	—		—		—		—		—	—		—		(333,502)
Balance as of September 30, 2010	$911,625	$2,770,000	—		—		$91,360		—		—	—		$20		$3,773,005
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	$61,625	$18,008	—		—		$91,360		—		—	—		$20		$171,013

*  Value is less than $1.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	25

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

26	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

(e) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with these requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $162,647 of federal excise tax attributable to calendar year 2009 in March 2010. The Fund anticipates being subject to an excise tax of approximately $37,000 for calendar year 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$162,647	$141,417,884	$(141,580,531)
(b)	759,206	(759,206)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund and the expiration of a capital loss carryover.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed-income securities.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	27

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of September 30, 2010, the Fund had accrued $9,684 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$413,647,070	$1,040,111
Sales	417,471,468	1,047,864

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,706,370
Gross unrealized depreciation	(26,786,670)
Net unrealized appreciation	$2,919,700

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank, N.A.	949,203	$1,293,500	11/24/10	$(73,870)

28	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2010.

LIABILITY DERIVATIVES[1]

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$73,870

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$123,649

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(73,870)

During the year ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$863,026

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Distributions subsequent to September 30, 2010

On August 16, 2010, the Fund’s Board of Directors (the “Board”) declared two distributions, each in the amount of $0.0450 per share, payable on October 29, 2010 and November 26, 2010 to shareholders of record on October 22, 2010 and November 19, 2010, respectively.

On November 15, 2010, the Board declared three distributions, each in the amount of $0.0450 per share, payable on December 30, 2010, January 28, 2011 and February 25, 2011 to shareholders of record on December 23, 2010, January 21, 2011 and February 18, 2011, respectively.

Western Asset High Income Opportunity Fund Inc. 2010 Annual Report	29

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30 was as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$45,677,069	$45,192,276

As of September 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net		$ 2,559,513
Capital loss carryforward*		(136,132,404)
Other book/tax temporary differences(a)		(19,179,745)
Unrealized appreciation (depreciation)(b)		2,856,663
Total accumulated earnings (losses) — net		$(149,895,973)

*  As of September 30, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2011	$ (62,116,725)
9/30/2012	(2,542,282)
9/30/2016	(855,375)
9/30/2017	(21,593,145)
9/30/2018	(49,024,877)
$(136,132,404)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

30	Western Asset High Income Opportunity Fund Inc. 2010 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Opportunity Fund Inc., including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Opportunity Fund Inc. as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 19, 2010

Western Asset High Income Opportunity Fund Inc.	31

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

32	Western Asset High Income Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Western Asset High Income Opportunity Fund Inc.	33

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	136
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

34	Western Asset High Income Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Western Asset High Income Opportunity Fund Inc.	35

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2012 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

36	Western Asset High Income Opportunity Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Income Opportunity Fund Inc.	37

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

38	Western Asset High Income Opportunity Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2010:

Record date: Payable date:	10/23/2009 10/30/2009	11/20/2009 11/27/2009	12/18/2009 12/28/2009	Monthly January 2010 - September 2010
Ordinary income:
Qualified dividend income for individuals	5.00%	3.28%	0.66%	0.65%
Dividends qualifying for the dividends received deduction for corporations	5.00%	3.28%	0.66%	0.86%

Please retain this information for your records.

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Western Asset

High Income Opportunity Fund Inc.

Directors	Western Asset High Income Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadvisers	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company Limited
New York Stock Exchange Symbol
Officers	Custodian	HIO
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Kaprel Ozsolak	Boston, MA 02111
Chief Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
John Chiota	59 Maiden Lane
Identity Theft Prevention Officer	New York, NY 10038
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010408 11/10 SR10-1234

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

William R. Hutchinson

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2009 and September 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,500 in 2009 and $37,300 in 2010.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset High Income Opportunity Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,400 in 2009 and $3,600 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Opportunity Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes impairs the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services does not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Opportunity Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  Western Asset High Income Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

91101

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	105 registered investment companies with $170.5 billion in total assets under management	209 Other pooled investment vehicles with $113.3 billion in assets under management*	797 Other accounts with $185.2 on in total assets under management**

Stephen A. Walsh ‡	105 registered investment companies with $170.5 billion in total assets under management	209 Other pooled investment vehicles with $113.3 billion in assets under management*	797 Other accounts with $185.2 billion in total assets under management**

Keith J. Gardner ‡	43 registered investment companies with $26.8 billion in total assets under management	7 Other pooled investment vehicles with $0.9 billion in assets under management	1 Other accounts with $0.2 billion in total assets under management

Michael C. Buchanan ‡	51 registered investment Companies with $29.8 billion in total assets Under management	5 Other pooled investment vehicles with $2.9 billion in assets under management	11 Other accounts with $1.7 billion in total assets under management

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 83 accounts managed, totaling $20.7 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	November 23, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	November 23, 2010